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                                  UNITED STATES

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 26, 2005


                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               001-16531                               06-159-7083
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                          299 Park Avenue, Second Floor
                            New York, New York 10171
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

On May 26, 2005, the Board of Directors of General Maritime Corporation (the "Company"), on the recommendation of its Compensation Committee, approved grants of restricted shares of the Company's common stock to four of the Company's independent Directors. William J. Crabtree, Rex W. Harrington, John O. Hatab and Peter S. Shaerf were each granted 1,200 restricted shares of Common Stock, with restrictions on all such shares to lapse, if at all, on May 26, 2006 or the date of the Company's 2006 Annual Meeting of Shareholders, whichever occurs first. Restrictions on each director's stock will also lapse in full upon such director's death or disability or a change of control of the Company.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENERAL MARITIME CORPORATION
                                 ----------------------------
                                 (Registrant)



                                 By: /s/ John C. Georgiopoulos
                                     ------------------------------------
                                 Name:  John C. Georgiopoulos
                                 Title: Chief Administrative Officer


Date:   May 26, 2005